As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2015

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

Annual Report
March 31, 2015

Meydenbauer Dividend Growth Fund Annual Report

March 31, 2015

Dear Fellow Shareholders:

We began the fiscal year cautiously optimistic about the general state of the capital markets and the overall global economy.  We had modest expectations for mid to high single digit returns for large cap U.S. equities, given the extremely strong returns of the prior year.  In general, U.S. large cap market returns exceeded our return expectations.  Certainly, the markets were very volatile and had to absorb numerous negative global headlines.  Mr. Putin annexed the Crimea and invaded Ukraine, a new political and military force emerged in the Middle East, we all became familiar with ISIS (the Islamic State of Syria and Iraq), and once again Ebola was headline news.  As we ended the fiscal year, a great debate emerged as to whether we should be negotiating with Iran over their nuclear capabilities.  These geo-political issues coupled with continued slow global economic progress provided a definite headwind to the capital markets.  Against all of this, the old market saying “don’t fight the Fed” ultimately prevailed.  Easy monetary policy in the U.S. combined with Quantitative Easing in Europe was enough to propel large cap U.S. stocks to new highs.  The S&P 500® Index reached a new all-time high on March 1, 2015 at 2,117, and the same day both the Dow Jones Industrial Average and the NASDAQ hit new highs as well.

Our Meydenbauer Dividend Growth Fund (the “Fund”) has increased our cyclical exposure as well as lowered the average cap size of the holdings within the Fund.  For example, in 2011 Fund holdings were 14% cyclical stocks and 40% defensive stocks, while last year they were 33% cyclical stocks and 21% defensive stocks.  While much has been written about the positives and negatives of lower oil prices, one clear beneficiary is the U.S. consumer.  Consequently, we have increased our exposure to consumer cyclical stocks.  The Fund would be negatively impacted by slowing growth in the U.S. economy as well as the global economy.  Clearly we are in the camp that global growth is more likely than a recession.

We continue to be pleased with the Fund’s performance, given our investment mandate of investing in stocks that are growing their dividends.  Performance for the fiscal year is slightly behind the Russell 1000® Index, but is ahead of the benchmark for the most recent quarter.  By way of further comparison the performance of the S&P 500® Index is shown below as well.

Performance for the periods ended March 31, 2015 are as follows:

	CMDGX Fund	Russell 1000® Index	S&P 500® Index
Fiscal Year 4/1/14 - 3/31/15	12.27%	12.73%	12.73%
Last Quarter 1/1/15 - 3/31/15	1.89%	1.59%	0.95%
Since Inception
(annualized)	13.96%	16.81%	16.57%
9/30/10 - 3/31/15

Gross Expense Ratio: 1.18%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1.877.476.1909 or by visiting www.coldstream.com.

Holdings that helped drive Fund performance over the past year with returns exceeding 20% were: Altria Group, Inc., Ameriprise Financial, Inc., Apple Inc., The Boeing Company, Cisco Systems, Inc., The Home Depot, Inc., International Paper Company, Penske Automotive Group, Inc., Target Corporation, Walgreens Boots Alliance, Inc., 3M Company and Medtronic Plc.  Stocks having negative performance were Cummins Inc., GameStop Corp. Class A, The Gap, Inc., and United Parcel Service, Inc. Class B.  The best performing stock was Apple Inc. with a return of 65% over the past year and the worst performing stock was Cummins Inc. with a return of (4.7%) since its November 2014 purchase.

Listed below are the Fund’s top ten holdings as of 3/31/2015:

	Percent Weighting	Annualized Yield
Company	(%)	(%)
Apple Computer	3.41	1.49
Cisco Systems	2.78	3.04
Microsoft Corp	2.75	3.03
Penske Automotive Group, Inc.	2.64	1.71
Medtronic, Inc.	2.59	1.56
Macy’s, Inc.	2.53	1.94
Abbvie, Inc.	2.49	3.50
JP Morgan Chase & Co	2.44	2.62
Blackrock, Inc.	2.43	2.37
Ameriprise Financial	2.39	1.77

We believe markets have performed very well given the above mentioned obstacles.  In spite of slower than expected trend growth in U.S. gross domestic product (“GDP”) during the first calendar quarter of 2015, we are in the camp that believes growth will pick up as we move later into the year.  The U.S. weather was a major factor hampering first quarter growth; most economists expect GDP growth to pick up as we move forward in 2015. There currently is a great deal of speculation about when the Federal Reserve Board (the “Fed”) will raise short-term interest rates.  Because of the slower than desired first quarter growth and no indication of inflationary pressures, we think it most likely that an increase will not come until the fall or possibly even year-end.  The Fed simply has no motivation to move and every motivation to keep interest rates lower for longer.

Markets tend to be forward looking and with a Fed increase being pushed forward again, the markets have provided positive returns in the most recent quarter.  In my last letter I mentioned that the S&P 500® Index had not declined in the year following a mid-term election since 1946.  As I write this letter, the S&P 500® Index is up just over 4% since the November 2014 elections.  We are also finally seeing some so-called “green shoots” in the U.S. housing markets.  Growth in housing is a normal late-cycle occurrence and could certainly provide a boost to the economy and provide high-paying jobs.  As we look out towards the rest of the year, we see more positives than negatives.

Our Fund seeks to invest in equities which have paid reasonable dividends, have earnings and cash flow growth potential, and attractive dividend growth characteristics. Our goal is to provide a growing stream of cash flow, not necessarily high yield. Some investors have turned away from bonds and are purchasing equities as a source of income. Bond yields have fallen again and now several countries in Europe have negative yields on their 10 year bonds – that is to say if you buy a 10 year German or Swiss Bond, you will actually have to pay interest rather than receive interest. On the flip side, we have now gone 3 ½ years without a 10% equity market correction so clearly this could come at any time.

To sum, we feel risk and opportunity currently appear to be in equilibrium and slower than trend global growth could well continue to favor U.S. dividend paying stocks. We thank you for your investment in the Fund and are excited about the opportunities we see ahead.

Sincerely,
Robert D. Frazier
Portfolio Manager

Past performance is no guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.  It is a market-value weighted index, with each stock’s weight in the Index proportionate to its market value.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Dow Jones Industrial Average – The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

NASDAQ - An index made up of stocks that represent the Nasdaq Global Market. The NASDAQ Global Market composite consists of 1,450 stocks that meet Nasdaq’s strict financial and liquidity requirements, and corporate governance standards.

You cannot directly invest in an index.

Annualized yield - An annualized rate of return is the return on an investment over a period other than one year (such as a month, or two years) multiplied or divided to give a comparable one-year return.  For instance, a one-month ROI of 1% could be stated as an annualized rate of return of 12%.  Or two-year ROI of 10% could be stated as an annualized rate of return of 5%.

Cash flow (or Free Cash Flow) – A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value, such as develop new products, make acquisitions, pay dividends and reduce debt.

Dividend payments are not guaranteed. Dividend payments are a function of a company’s current/projected cash flow and earnings and there are a number of risks that may hinder dividend payments.  These risks can include but are not limited to: regulatory risks, economic risk and environmental risk. These risks can determine a company’s profitability and its ability to pay dividends.

Gross Domestic Product (GDP) – Gross Domestic Product is the amount of goods and services produced in a year, in a country.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the Meydenbauer Dividend Growth Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.

Meydenbauer Dividend Growth Fund
Fund Performance Chart at March 31, 2015

Average Annual Total Return:
	One	Three	Since
	Year	Year	Inception 1
Meydenbauer Dividend Growth Fund	12.27%	15.39%	13.96%
S&P 500® Index	12.73%	16.11%	16.57%
Russell 1000® Index	12.73%	16.45%	16.81%

Total Annual Fund Operating Expenses : 1.18%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476-1909.

Returns reflect  reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

Fund Performance Chart at March 31, 2015, Continued

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemptions of Meydenbauer Dividend Growth Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

¹ The Fund commenced operations on September 30, 2010.

Meydenbauer Dividend Growth Fund
EXPENSE EXAMPLE at March 31, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Meydenbauer Dividend Growth Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14 – 3/31/15).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder

Meydenbauer Dividend Growth Fund
EXPENSE EXAMPLE at March 31, 2015 (Unaudited), Continued

reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value	Value	10/1/14-
	10/1/14	3/31/15	3/31/15
Actual	$1,000.00	$1,058.00	$5.85
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.25	$5.74

*Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Meydenbauer Dividend Growth Fund

Industry Allocation of Portfolio Assets at March 31, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

Meydenbauer Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2015

Shares	COMMON STOCKS - 93.73%	Value
	Beverage and Tobacco Product Manufacturing - 3.87%
26,000	Altria Group, Inc.	$1,300,520
14,500	PepsiCo, Inc.	1,386,490
		2,687,010
	Building Material and Garden Equipment - 2.29%
14,000	Home Depot, Inc.	1,590,540
	Chemical Manufacturing - 8.37%
29,500	AbbVie, Inc.	1,726,930
30,000	Dow Chemical Co.	1,439,400
12,400	Johnson & Johnson	1,247,440
16,000	Lyondellbasell Industries N.V. - Class A (a)	1,404,800
		5,818,570
	Clothing and Clothing Accessories Stores - 2.12%
34,000	Gap, Inc.	1,473,220
	Computer and Electronic Product Manufacturing - 8.76%
19,000	Apple, Inc.	2,364,170
70,000	Cisco Systems, Inc.	1,926,750
23,000	Medtronic PLC (a)	1,793,770
		6,084,690
	Couriers and Messengers - 1.95%
14,000	United Parcel Service, Inc. - Class B	1,357,160
	Credit Intermediation and Related Activities - 4.83%
12,700	Ameriprise Financial, Inc.	1,661,668
28,000	JPMorgan Chase & Co.	1,696,240
		3,357,908
	Electronics and Appliance Stores - 1.86%
34,000	GameStop Corp. - Class A	1,290,640
	Food Manufacturing - 4.38%
35,000	Archer-Daniels-Midland Co.	1,659,000
12,000	J.M. Smucker Co.	1,388,760
		3,047,760
	Furniture and Related Product Manufacturing - 2.02%
27,800	Johnson Controls, Inc.	1,402,232

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2015, Continued

Shares	COMMON STOCKS - 93.73%	Value
	General Merchandise Stores - 4.65%
27,000	Macy’s, Inc.	$1,752,570
18,000	Target Corp.	1,477,260
		3,229,830
	Health and Personal Care Stores - 1.95%
16,000	Walgreen Co.	1,354,880
	Insurance Carriers and Related Activities - 3.95%
24,000	Marsh & McLennan Cos., Inc.	1,346,160
28,000	Prudential PLC - ADR	1,396,640
		2,742,800
	Machinery Manufacturing - 7.99%
9,300	Cummins, Inc.	1,289,352
55,000	General Electric Co.	1,364,550
22,000	Scotts Miracle-Gro Co. - Class A	1,477,740
12,100	United Technologies Corp.	1,418,120
		5,549,762
	Miscellaneous Manufacturing - 1.95%
8,200	3M Co.	1,352,590
	Motor Vehicle and Parts Dealers - 2.64%
35,600	Penske Automotive Group, Inc.	1,833,044
	Oil and Gas Extraction - 2.15%
19,000	Phillips 66	1,493,400
	Paper Manufacturing - 2.00%
25,000	International Paper Co.	1,387,250
	Pipeline Transportation - 2.10%
28,900	Williams Cos., Inc.	1,462,051
	Plastics and Rubber Products Manufacturing - 2.03%
14,500	Illinois Tool Works, Inc.	1,408,530
	Professional, Scientific, and Technical Services - 2.04%
64,000	Interpublic Group of Cos., Inc.	1,415,680
	Publishing Industries (except Internet) - 2.75%
47,000	Microsoft Corp.	1,910,785

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2015, Continued

Shares	COMMON STOCKS - 93.73%	Value
	Rail Transportation - 4.21%
49,000	CSX Corp.	$1,622,880
12,000	Union Pacific Corp.	1,299,720
		2,922,600
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities - 4.42%
4,600	BlackRock, Inc.	1,682,864
35,000	Invesco Ltd. (a)	1,389,150
		3,072,014
	Transportation Equipment Manufacturing - 8.45%
11,000	Boeing Co.	1,650,880
20,000	Eaton Corp. PLC (a)	1,358,800
13,000	Honeywell International, Inc.	1,356,030
28,000	Magna International, Inc. (a)	1,502,480
		5,868,190

	TOTAL COMMON STOCKS (Cost $51,847,036)	65,113,136

Shares	SHORT-TERM INVESTMENTS - 6.16%	Value
4,277,083	Fidelity Institutional Money Market Portfolio - Class I, 0.10% (b)	4,277,083
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,277,083)	4,277,083

	TOTAL INVESTMENTS IN SECURITIES (Cost $56,124,119) - 99.89%	69,390,219
	Other Assets in Excess of Liabilities - 0.11%	79,448
	NET ASSETS - 100.00%	$69,469,667

ADR	American Depositary Receipt
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES at March 31, 2015

ASSETS
Investments in securities, at value (identified cost $56,124,119)	$69,390,219
Receivables:
Fund shares sold	99,976
Dividends and interest	102,084
Dividend tax reclaim	1,403
Prepaid expenses	18,550
Total assets	69,612,232

LIABILITIES
Payables:
Fund shares redeemed	33,000
Advisory fees	49,967
Administration and fund accounting fees	23,393
Audit fees	18,600
Transfer agent fees and expenses	9,750
Chief Compliance Officer fee	3,000
Custody fees	1,725
Legal fees	1,482
Shareholder reporting	605
Accrued other expenses	1,043
Total liabilities	142,565
NET ASSETS	$69,469,667

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$69,469,667
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	4,785,883
Net asset value, offering and redemption price per share	$14.52

COMPOSITION OF NET ASSETS
Paid-in capital	$53,406,772
Undistributed net realized gain on investments	2,796,795
Net unrealized appreciation on investments	13,266,100
Net assets	$69,469,667

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
STATEMENT OF OPERATIONS For the Year Ended March 31, 2015

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $3,005)	$1,592,066
Interest	1,943
Total income	1,594,009

Expenses
Advisory fees (Note 4)	539,155
Administration and fund accounting fees (Note 4)	71,452
Transfer agent fees and expenses (Note 4)	28,334
Registration fees	23,449
Audit fees	18,600
Legal fees	10,781
Chief Compliance Officer fee (Note 4)	9,000
Trustee fees	8,958
Custody fees (Note 4)	7,331
Miscellaneous expenses	6,518
Insurance expense	3,070
Reports to shareholders	1,703
Total expenses	728,351
Add: advisory fee recoupment (Note 4)	4,876
Net expenses	733,227
Net investment income	860,782

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,833,353
Net change in unrealized appreciation on investments	1,522,718
Net realized and unrealized gain on investments	6,356,071
Net Increase in Net Assets Resulting from Operations	$7,216,853

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

INCREASE/(DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$860,782	$615,812
Net realized gain on investments	4,833,353	3,402,207
Net change in unrealized appreciation on investments	1,522,718	5,702,770
Net increase in net assets resulting from operations	7,216,853	9,720,789

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(823,963)	(616,326)
From net realized gain on investments	(3,577,190)	(5,157,934)
Total distributions to shareholders	(4,401,153)	(5,774,260)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	9,877,433	7,431,974
Total increase in net assets	12,693,133	11,378,503

NET ASSETS
Beginning of year	56,776,534	45,398,031
End of year	$69,469,667	$56,776,534
Undistributed net investment loss	$—	$(147,805)

(a) A summary of share transactions is as follows:
	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	671,332	$9,685,791	580,564	$7,868,244
Shares issued on reinvestments of distributions	318,420	4,400,976	436,034	5,774,260
Shares redeemed	(293,266)	(4,209,334)	(456,634)	(6,210,530)
Net increase	696,486	$9,877,433	559,964	$7,431,974

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period

					Sept. 30, 2010*
	Year Ended March 31,				through
	2015	2014	2013	2012	March 31, 2011

Net asset value, beginning of period	$13.88	$12.86	$11.51	$11.13	$10.00

Income from investment operations:
Net investment income	0.20	0.16	0.15	0.14	0.06
Net realized and unrealized gain on investments	1.44	2.43	1.35	0.40	1.10
Total from investment operations	1.64	2.59	1.50	0.54	1.16

Less distributions:
From net investment income	(0.19)	(0.16)	(0.15)	(0.16)	(0.03)
From net realized gain on investments	(0.81)	(1.41)	—	—	0.00	#
Total distributions	(1.00)	(1.57)	(0.15)	(0.16)	(0.03)

Net asset value, end of period	$14.52	$13.88	$12.86	$11.51	$11.13

Total return	12.27%	20.89%	13.19%	4.96%	11.65%	‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$69,470	$56,777	$45,398	$43,471	$34,962
Ratio of expenses to average net assets:
Before advisory fee waiver/recoupment	1.15%	1.17%	1.24%	1.30%	1.46%	†
After advisory fee waiver/recoupment	1.16%	1.25%	1.25%	1.25%	1.25%	†
Ratio of net investment income to average net assets:
Before advisory fee waiver/recoupment	1.37%	1.29%	1.34%	1.27%	0.94%	†
After advisory fee waiver/recoupment	1.36%	1.21%	1.33%	1.32%	1.15%	†
Portfolio turnover rate	49.39%	38.13%	86.58%	56.12%	24.38%	‡

* Commencement of operations.
† Annualized.
‡ Not annualized.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015

NOTE 1 – ORGANIZATION

        The Meydenbauer Dividend Growth Fund (the “Fund”) (formerly Coldstream Dividend Growth Fund – see Note 7) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek dividend income while maintaining exposure to the market.  The Fund commenced operations on September 30, 2010.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, quarterly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended March 31, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(Loss)	Gain/(Loss)	Capital
$110,986	$(109,959)	$(1,027)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of March 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

Equity Securities: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The  function  of  the Valuation Committee is  to value securities  where  current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2015:

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

	Level	Level	Level
	1	2	3	Total
Common Stocks

Finance and Insurance	$9,172,722	$—	$—	$9,172,722
Information	1,910,785	—	—	1,910,785
Manufacturing	34,606,584	—	—	34,606,584
Mining, Quarrying, Oil and Gas Extraction	1,493,400	—	—	1,493,400
Retail Trade	10,772,154	—	—	10,772,154
Professional, Scientific, and Technical Services	1,415,680	—	—	1,415,680
Transportation and Warehousing	5,741,811	—	—	5,741,811
Total Common Stocks	65,113,136	—	—	65,113,136

Short-Term Investments	4,277,083	—	—	4,277,083

Total Investments in Securities	$69,390,219	$—	$—	$69,390,219

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at March 31, 2015, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended March 31, 2015.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund. The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended March 31, 2015, the Fund incurred $539,155 in advisory fees.

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.25% of average daily net assets of the Fund. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended March 31, 2015, the Advisor recouped expenses of $4,876. At March 31, 2015, the balance of previously waived advisory fees eligible for recoupment was $0.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Pursuant to the Administration Agreement, the Administrator receives from the Fund, a combined fee that covers both fund accounting and fund administration services.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended March 31, 2015, the Fund incurred the following expenses for administration and fund accounting, transfer agency, Chief Compliance Officer, and custody fees:

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

Administration and Fund Accounting	$71,452
Transfer Agency (a)	19,510
Chief Compliance Officer	9,000
Custody	7,331

(a) Does not include out-of-pocket expenses

At March 31, 2015, the Fund had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$23,393
Transfer Agency (a)	6,464
Chief Compliance Officer	3,000
Custody	1,725

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

 For the year ended March 31, 2015, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $35,752,072 and $29,716,604, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended March 31, 2015 and the year ended March 31, 2014, were characterized as follows:

Meydenbauer Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2015, Continued

	March 31, 2015	March 31, 2014
Ordinary income	$1,115,930	$1,729,713
Long-Term capital gains	$3,285,223	$4,044,547

Ordinary income distributions may include dividends paid from short-term capital gains.

As of March 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$56,124,119
Gross unrealized appreciation	13,551,616
Gross unrealized depreciation	(285,516)
Net unrealized appreciation (a)	13,266,100
Undistributed ordinary income	—
Undistributed long-term capital gain	3,067,950
Total distributable earnings	3,067,950
Other accumulated gains/(losses)	(271,155)
Total accumulated earnings/(losses)	$16,062,895

(a) The book-basis and tax-basis net unrealized appreciation is the same.

At March 31, 2015 the Fund deferred on a tax basis post-October losses of $271,155.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

NOTE 7 – FUND NAME CHANGE

Effective July 29, 2014, Coldstream Dividend Growth Fund changed its name to Meydenbauer Dividend Growth Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Meydenbauer Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of the Meydenbauer Dividend Growth Fund (the “Fund”) (formerly Coldstream Dividend Growth Fund), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period September 30, 2010 (commencement of operations) through March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meydenbauer Dividend Growth Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period September 30, 2010 to March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2015

Meydenbauer Dividend Growth Fund
NOTICE TO SHAREHOLDERS at March 31, 2015 (Unaudited)

For the year ended March 31, 2015, the Fund designated $1,115,930 as ordinary income and $3,285,223 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 92.31%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2015 was 92.31%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2015 was 37.76%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (877) 476-1909.

Meydenbauer Dividend Growth Fund
NOTICE TO SHAREHOLDERS at March 31, 2015 (Unaudited), Continued

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Meydenbauer Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2015 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)

Independent Trustees(1)

Gail S. Duree (age 68) 615 E. Michigan St. Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.

Donald E. O’Connor (age 78) 615 E. Michigan St. Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Trustee, The Forward Funds (33 portfolios).

Meydenbauer Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2015 (Unaudited), Continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)

Independent Trustees(1) - Continued

George J. Rebhan (age 80) 615 E. Michigan St. Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 75) 615 E. Michigan St. Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Interested Trustee

Joe D. Redwine(4) (age 67) 615 E. Michigan St. Milwaukee,WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Meydenbauer Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2015 (Unaudited), Continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers

Joe D. Redwine (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 47) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Albert Sosa (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).

Michael L. Ceccato (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present)

Meydenbauer Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2015 (Unaudited), Continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers – Continued

Michelle M. Nelson, Esq. (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since January 2015.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (November 2013 to present); Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of March 31, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (877) 476-1909.

Meydenbauer Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Coldstream Capital Management, Inc. (the “Advisor”) for another annual term for the Meydenbauer Dividend Growth Fund (the “Fund”) (formerly, Coldstream Dividend Growth Fund). At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.	THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board also took into account that the Fund was currently being offered only to existing advisory clients of the Advisor and to friends and family of the Advisor’s employees. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory

Meydenbauer Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2014 on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year period and below its peer group median and average for the three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year period and below its peer group median and average for the three-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into

Meydenbauer Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts. The Board found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to it’s similarly managed separate account clients.

The Board noted that while the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25%, the Fund was currently operating at a total expense ratio of 1.15% (the “Expense Cap”) and the Fund’s total expense ratio was above the median and average of its peer group. The Board also noted that the Fund’s total expense ratio was slightly above the median and average of its peer group when it was adjusted to include only funds with similar asset sizes. The Board also noted that the contractual advisory fee was well above the median and average of its peer group and that when the peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee remained materially higher than the peer group average and peer group median. The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board took into account that the Fund was not being broadly distributed at this time. The Board determined to continue to monitor closely the Fund’s expenses and performance in the upcoming year.

4.	ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Meydenbauer Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund. The Board also considered that the Fund does not charge any Rule 12b-1 fees or utilize “soft dollars.” The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive at this time, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Meydenbauer Dividend Growth Fund, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Meydenbauer Dividend Growth Fund would be in the best interest of the Fund and its shareholders.

Meydenbauer Dividend Growth Fund
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, WA 98004

Independent Registered Public Accounting Firm
     Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U. S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (877) 476-1909. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$15,400	$14,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,200	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
                                             Douglas G. Hess, President

Date   6/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
                                            Douglas G. Hess, President

Date   6/4/15

By (Signature and Title)* /s/ Cheryl L. King
                                             Cheryl L. King, Treasurer

Date 6/4/15

* Print the name and title of each signing officer under his or her signature.